Exhibit 99.2

Aditxt Inc.

Unaudited Pro Forma Consolidated Financial Statements

(In U.S. dollars)

June 30, 2024

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars)

As at June 30, 2024

	Aditxt	Evofem	Appili (Note 3)	Pro Forma adjustments	Notes	Pro Forma consolidated
	$	$	$	$		$
ASSETS
CURRENT ASSETS:
Cash	91	-	220	12,104	5(a)	12,415
Restricted Cash	-	692	-	-		692
Accounts receivable, net	407	4,617	1,287	-		6,311
Inventory	566	1,060	-	-		1,626
Prepaid expenses	443	845	85	-		1,373
Other receivable	-	-	19	-		19
TOTAL CURRENT ASSETS	1,507	7,214	1,611	12,104		22,436

Fixed assets, net	1,864	1,187	20	-		3,071
Intangible assets, net	8	-	-	6,275	5(b)	6,283
Deposits	107	-	-	-		107
Right of use asset - long term	1,611	114	-	-		1,725
Other assets	-	36	-	-		36
Goodwill	-	-	-	134,849	5(c)	134,849
Investment in Evofem / Appili	23,277	-	-	(23,277)	5(d)	-
TOTAL ASSETS	28,374	8,551	1,631	129,951		168,507

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars)

As at June 30, 2024

	Aditxt	Evofem	Appili (Note 3)	Pro Forma Adjustments	Notes	Pro Forma Consolidated
	$	$	$	$		$
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	13,139	24,065	3,305	2,600	5(e)	43,109
Notes payable - related party	467	-	-	-		467
Notes payable, net of discount	5,946	397	-	-		6,343
Financing on fixed assets	148	-	-	-		148
Deferred rent	131	-	-	-		131
Convertible notes payable carried at fair value	-	13,239	-	(13,239)	5(e)	-
Convertible notes payable - Adjuvant	-	29,646	-	(29,646)	5(e)	-
Derivative liabilities	-	942	-	(942)	5(e)	-
Other current liabilities	-	3,776	-	-		3,776
Other current liabilities - related party	-	1,000	-	(1,000)	5(e)	-
Corporate taxes payable	-	-	31	-		31
Long-term debt - current	-	-	6,723	-		6,723
Lease liability - current	735	113	-	-		848
TOTAL CURRENT LIABILITIES	20,566	73,178	10,059	(42,227)		61,576

Settlement liability	720	-	-	-		720
Long-term debt – non-current	-	-	621	-		621
Lease liability - long term	745	1	-	-		746
TOTAL LIABILITIES	22,031	73,179	10,680	(42,227)		63,663

Convertible and redeemable preferred stock	-	4,687	-	76,786	5(f)	81,473

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	2	8	-	(8)	5(g)	2
Treasury stock	(202)	-	-	-		(202)
Additional paid-in capital	156,790	823,709	44,719	(847,942)	5(g)	177,276
Accumulated other comprehensive income (loss)	-	(781)	260	521	5(g)	-
Accumulated deficit	(150,024)	(892,251)	(54,028)	942,821	5(g)	(153,482)
	6,566	(69,315)	(9,049)	95,392		23,594
NON-CONTROLLING INTEREST	(223)	-	-	-		(223)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	6,343	(69,315)	(9,049)	95,392		23,371
TOTAL LIABILITIES, CONVERTIBLE AND REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	28,374	8,551	1,631	129,951		168,507

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Pro Forma Consolidated Statement of Earnings

(Unaudited)

(In thousands of U.S. dollars, except shares and earnings per share)

For the six months ended June 30, 2024

	Aditxt	Evofem	Appili (Note 3)	Pro Forma Adjustments	Notes	Pro Forma Consolidated
	$	$	$	$		$
REVENUE
Sales	124	7,763	8	-		7,895
Cost of goods sold	89	1,453	-	-		1,542
Gross profit	35	6,310	8	-		6,339
OPERATING EXPENSES
Research and development	9,699	864	2,669	-		13,231
Sales and marketing	65	4,588	15	-		4,668
General and administrative expenses	7,783	5,091	1,164	-		14,038
Total operating expenses	17,547	10,543	3,848	-		31,937

NET LOSS FROM OPERATIONS	(17,512)	(4,233)	(3,840)	-		(25,584)

OTHER INCOME/(EXPENSE)
Interest expense	(3,581)	-	-	-		(3,581)
Interest income	1	10	1	-		12
Other expense, net	-	(1,174)	(135)	-		(1,309)
Amortization of debt discount	(1,192)	-	-	-		(1,192)
Amortization of intangible assets	-	-	-	(293)	5(h)	(293)
Loss on issuance of financial instruments	-	(3,300)	-	3,300	5(h)	-
Gain on debt extinguishment	-	1,120	-	(1,120)	5(h)	-
Change in fair value of financial instruments	-	4,127	-	(4,127)	5(h)	-
Financing costs	-	-	(1,188)	-		(1,188)
Government assistance	-	-	3,190	-		3,190
Loss on note exchange agreement	(209)	-	-	-		(209)
Total other income/(expense)	(4,981)	783	1,868	(2,240)		(4,570)
Net loss before income taxes	(22,493)	(3,450)	(1,972)	(2,,240)		(30,154)
Income tax expense	-	(8)	(7)	-		(15)
NET LOSS	(22,493)	(3,458)	(1,979)	(2,240)		(30,169)
NON-CONTROLLING INTEREST LOSS	(213)	-	-	-		(213)
NET LOSS ATTRIBUTABLE TO ADITXT, INC. & SUBSIDIARIES	(22,279)	(3,458)	(1,979)	(2,240)		(29,956)
Deemed Dividend	-	(94)	-	94	5(h)	-
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(22,279)	(3,552)	(1,979)	(2,146)		(29,956)

NET LOSS per share:
Basic	$(13.05)					$(14.69)
Diluted	$(13.05)					$(14.69)
Weighted average number of shares:
Basic	1,707,155					2,040,031
Diluted	1,707,155					2,040,031

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

1	Description of Transactions

Acquisition of Appili Therapeutics Inc. by Aditxt Inc.:

On December 12, 2023, Aditxt Inc. ("Aditxt"), through its wholly owned subsidiary, Adivir, Inc. (“Adivir”), entered into an agreement to acquire all of the outstanding Class A common shares of Appili Therapeutics Inc. (“Appili”) by way of a court approved plan of arrangement under the Canada Business Corporations Act and a definitive arrangement agreement entered between Appili and Adivir (the “Appili Transaction”). Upon closing of the Appili Transaction, Appili will become an indirect, wholly owned subsidiary of Aditxt. As part of the acquisition terms, Appili shareholders will receive 0.002745004 of a share of Aditxt common stock (the “Share Consideration”) and US$0.0467 in cash for each Appili share held (the “Cash Consideration” and together with Share Consideration collectively, the “Appili Transaction Consideration”), representing total consideration of approximately $6,582 based on closing price of the Aditxt shares on July 5, 2024. The consideration for acquiring Appili also included the assumption of Appili’s existing liabilities.

Acquisition of Evofem Biosciences by Aditxt:

On December 11, 2023, Aditxt, through a definitive agreement, entered into an Agreement and Plan of Merger, as amended and restated, with Evofem Biosciences, Inc. ("Evofem") whereby Evofem will merge with a merger sub with Evofem surviving as as a wholly owned subsidiary of Aditxt (the “Evofem Transaction” and together with the Appili Transaction collectively, “the Transactions”)). The consideration for acquiring Evofem includes the issuance or exchange of convertible preferred stock of $91,610, and cash consideration of $1,800 to Evofem’s common stockholders, along with paying off Evofem’s senior secured notes amounting to $13,045 and the assumption of Evofem's existing liabilities.

On July 12, 2024 (the “Closing Date” of the Amended and Restated Merger Agreement), the Company completed the Initial Parent Equity Investment (as defined under the Merger Agreement) and entered into a Securities Purchase (the “Series F-1 Securities Purchase Agreement”) with Evofem, pursuant to which the Company purchased 500 shares of Evofem’s Series F-1 Convertible Preferred Stock par value $0.0001 per share (“EvoFem F-1 Preferred Stock”) for an aggregate purchase price of $500. In connection with the Series F-1 Securities Purchase Agreement, the Company and Evofem entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which EvoFem agreed to file with the SEC a registration statement covering the resale of the shares of its common stock issuable upon conversion of the Evofem Series F-1 Preferred Stock within 300 days of the Closing Date and to have such registration statement declared effective by the SEC the earlier of the (i) 90th calendar day after the Closing Date and (ii) 2nd Business Day after the date EvoFem is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review. Pursuant to the Merger Agreement, the Company is also obligated to purchase an additional 3,500 shares of EvoFem Series F-1 Preferred Stock for an additional aggregate purchase price of $3,500 on or prior to September 30, 2024.

2	Basis of preparation

The accompanying unaudited Pro Forma Consolidated Financial Statements of Aditxt, have been prepared to give effect to the acquisitions of Evofem and Appili under the acquisition method of accounting in accordance with ASC Topic 805 – Business Combinations ("ASC 805"). The unaudited Pro Forma Consolidated Statement of Financial Position gives effect to the transactions as if they had occurred on June 30, 2024. The unaudited Pro Forma Consolidated Statement of Earnings for the six months ended June 30, 2024, gives effect to the transactions as if they had occurred on January 1, 2023. The unaudited Pro Forma Consolidated Statement of Financial Position combines the unaudited interim condensed consolidated statement of financial position of Aditxt as at June 30, 2024, with the unaudited interim condensed consolidated statement of financial position of Evofem as at June 30, 2024, and the adjusted unaudited interim condensed consolidated statement of financial position of Appili as at June 30, 2024 (see Note 3).

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

2	Basis of preparation (continued)

The unaudited Pro Forma Consolidated Financial Statements are based on, and should be read in conjunction with:

●	the audited consolidated financial statements of Aditxt as at and for the year ended December 31, 2023 ("Aditxt's 2023 Annual Consolidated Financial Statements") prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the audited consolidated financial statements of Evofem as at and for the year ended December 31, 2023 (“Evofem’s 2023 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with US GAAP;

●	the unaudited interim condensed consolidated financial statements of Appili as at and for the six months ended June 30, 2024 ("Aditxt's 2024 Interim Condensed Consolidated Financial Statements") prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the unaudited interim condensed consolidated financial statements of Evofem as at and for the six months ended June 30, 2024 ("Evofem’s 2024 Interim Condensed Consolidated Financial Statements") prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the audited consolidated financial statements of Appili as at and for the year ended March 31, 2024 (Appili’s 2024 Annual Consolidated Financial Statements”) prepared in Canadian Dollars (“CAD”) and in accordance with Internation Financial Reporting Standards (“IFRS”); and

●	the unaudited interim condensed consolidated financial statements of Appili as at and for the three months ended June 30, 2024 (“Appili 2024 Interim Condensed Consolidated Financial Statements”) prepared in CAD and in accordance with IFRS.

For the purposes of preparing the unaudited Pro Forma Consolidated Financial Statements, adjustments have been made to align the financial information to US GAAP and convert to U.S. dollars (see note 3).

The unaudited Pro Forma Consolidated Financial Statements have been presented for illustrative purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or financial performance would have been had the transactions been completed as at the dates indicated above, nor does it purport to project the future financial position or operating results of the combined company. The unaudited Pro Forma Consolidated Financial Statements do not reflect potential cost savings, operating synergies, and revenue enhancements that may be realized from the transactions. The actual financial position and results of operations of Aditxt for any period following the closing of the transactions may vary from the amounts set forth in the unaudited Pro Forma Consolidated Financial Statements, and such variations could be material.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

2	Basis of preparation (continued)

The pro forma adjustments are based upon available information and certain assumptions believed to be reasonable under the circumstances. The purchase price allocation and the corresponding fair value adjustments are provisional and subject to refinement as more detailed analyses are completed and additional information about the fair value of assets acquired and liabilities assumed becomes available. Aditxt will finalize all amounts as it obtains the necessary information to complete the measurement process, which will be no later than one year from the closing of the transactions. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing the unaudited Pro Forma Consolidated Financial Statements. Differences between these preliminary estimates and the final acquisition accounting may occur, and these differences could be material to the accompanying unaudited Pro Forma Consolidated Financial Statements and Aditxt’s future financial performance and financial position.

3	IFRS to US GAAP Reconciliation

For the purposes of preparing the unaudited Pro Forma Interim Consolidated Financial Statements, adjustments have been made to align the financial information of Appili to US GAAP and convert to U.S. dollars as detailed below.

As the ending date of the fiscal period for Appili differs from that of Aditxt, adjustments were made to combine the historical results of Appili for the year ended March 31, 2024, with the three months period ended June 30, 2024, resulting in a recreated statement of earnings for the six months ended June 30, 2024, as summarized below:

Appili Therapeutics Inc	As reported on June 30, 2024	US GAAP Adjustments	Notes	As at June 30, 2024	Currency Translation Adjustments	Notes	As at June 30, 2024
Consolidated Balance Sheet	(IFRS)			(US GAAP)			(US GAAP)
	(CAD)			(CAD)			(U.S. Dollars)
	$			$			$
Assets
Current Assets
Cash	301			301	(81)	(b)	220
Accounts receivable	1,762			1,762	(475)	(b)	1,287
Other receivable	26			26	(7)	(b)	19
Prepaid expenses	117			117	(32)	(b)	85
	2,206	-		2,206	(595)		1,611
Non-Current Assets
Fixed assets, net	27			27	(7)	(b)	20
Total Assets	2,233	-		2,233	(602)		1,631

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

3	IFRS to US GAAP Reconciliation (continued)

Appili Therapeutics Inc	As reported on June 30, 2024	US GAAP Adjustments	Notes	As at June 30, 2024	Currency Translation Adjustments	Notes	As at June 30, 2024
Consolidated Balance Sheet	(IFRS)			(US GAAP)			(US GAAP)
	(CAD)			(CAD)			(U.S. Dollars)
	$			$			$
Liabilities
Current Liabilities
Accounts payable and accrued expenses	4,524			4,524	(1,219)	(b)	3,305
Long-term debt - current	9,202			9,202	(2,479)	(b)	6,723
Corporate taxes payable	43			43	(12)	(b)	31
	13,769	-		13,769	(3,710)		10,059
Non-Current liabilities
Long-term debt - non-current	850			850	(229)	(b)	621
Total Liabilities	14,619	-		14,619	(3,939)		10,680

Shareholder's Equity
Additional paid-in capital	-			-	44,719	(c)	44,719
Accumulated deficit	(12,386)			(12,386)	(41,642)	(c)	(54,028)
Currency translation adjustments	-				260	(d)	260
Total Shareholder's Equity	(12,386)	-		(12,386)	3,337		(9,049)

Total Liabilities and Shareholder's Equity	2,233	-		2,233	(602)		1,631

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

3 IFRS to US GAAP Reconciliation (continued)

Appili Therapeutics Inc	6 months ended June 30, 2024 (Recreated)	US GAAP Adjustments	Notes	6 months ended June 30, 2024	Currency translation adjustments	Notes	6 months ended June 30, 2024
	(IFRS)			(US GAAP)			(US GAAP)
	(CAD)			(CAD)			(U.S. Dollars)
Income	$			$			$
Sales	11	-		11	(3)	(e)	8
Interest income	1	-		1	-	(e)	1
	12	-		12	(3)		9
Expenses
Research and development	3,611	15	(a)	3,626	(957)	(e)	2,669
Sales and marketing	20	-		20	(5)	(e)	15
General and administrative expenses	1,582	-		1,582	(418)	(e)	1,164
Financing costs	1,614	-		1,614	(426)	(e)	1,188
Government assistance	(4,319)	(15)	(a)	(4,334)	1,144	(e)	(3,190)
Other income	183	-		183	(48)	(e)	135
	2,691	-		2,691	(710)		1,981
Loss before income taxes	(2,679)	-		(2,679)	707		(1,972)
Income tax expense	9	-		9	(2)	(e)	7
Net loss	(2,688)	-		(2,688)	709		(1,979)

(a) Reflects a presentation conforming adjustment to reclassify recognition of government grant funding relating to research and development activities on conversion from IFRS to US GAAP.

(b) Reflects a currency translation adjustment from CAD to US dollars using the closing exchange rate on June 30, 2024, of 0.7306.

(c) Reflects a currency translation adjustment from CAD to US dollars using the closing historical exchange rate for equity transactions and subsequently carried at historic values.

(d) Reflects a presentation currency translation difference adjustment arising on translation of CAD to US dollars using historical rates.

(e) Reflects a currency translation adjustment from CAD to US dollars using the average exchange rate for the six months ended June 30, 2024, of 0.7360.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

4	Preliminary Purchase Price Allocation

The following is a preliminary fair value estimate of the assets acquired and liabilities assumed by Aditxt in connection with Appili Transaction and Evofem Transaction, reconciled to the purchase price. For any items without a corresponding reference below, book value is assumed to reasonably approximate fair value based on currently available information.

	Notes	Evofem	Appili
Assets acquired		$	$
Cash		-	220
Restricted cash		692	-
Accounts receivable		4,617	1,287
Inventory		1,060	-
Prepaid expenses		845	85
Other receivable		-	19
Intangible assets	(a)	-	7,037
Fixed assets		1,187	20
Right-of-use assets		114	-
Other assets		36	-
Total Assets		8,551	8,668
Liabilities assumed
Accounts payable and accrued expenses		24,065	3,305
Notes payable, net of discount		397	-
Other current liabilities		3,776	-
Corporate taxes payable		-	31
Long-term debt		-	7,344
Lease liabilities		113	-
		28,351	10,680
Fair value of identifiable net liabilities acquired		(19,800)	(2,012)

Goodwill arising on acquisition:
Cash consideration		1,800	6,096
Shares issued		-	486
Convertible preferred shares issued		91,610	-
Notes assumed		13,045	-
Consideration paid		106,455	6,582
Add: fair value of identifiable net liabilities acquired		19,800	2,012

Goodwill arising from transaction	(b)	126,255	8,594

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

4	Preliminary Purchase Price Allocation (continued)

(a) A preliminary fair value estimate of $7,037 has been allocated to identifiable intangible assets acquired for the Appili Transaction. Intangibles assets acquired include licences and intellectual property rights to the research and development activities of Appili, with a useful life of 15 years.

(b) A preliminary estimate of $126,255 and $8,594 has been allocated to the goodwill for the Evofem Transaction and the Appili Transaction, respectively. Goodwill is calculated as the excess of the preliminary estimate of the acquisition date fair value of the consideration transferred, over the preliminary estimate of the fair values assigned to the identifiable assets acquired and liabilities assumed.

5	Pro Forma Adjustments in Connection with the Transactions

The following summarizes the pro forma adjustments in connection with the Appili Transaction and the Evofem Transaction to give effect to the transactions as if they had occurred on January 1, 2023, for the purposes of the unaudited Pro Forma Interim Consolidated Statement of Earnings and on June 30, 2024, for the purposes of the unaudited Pro Forma Interim Consolidated Statement of Financial Position. The pro forma adjustments were based on preliminary estimates and assumptions that are subject to change.

(a) Cash

Reflects the pro forma adjustment to cash representing the sources and uses of cash to close the Transactions as if the Transactions had occurred on June 30, 2024. Sources and uses of cash include the $6,096 decrease for the preliminary purchase price paid for the Appili Transaction, $1,800 decrease for the preliminary purchase price paid for the Evofem Transaction, and an increase of $20,000 in proceeds from the issuance of common stock of Aditxt, net of issuance costs.

(b) Intangible Assets

An increase of $7,037 to the carrying value of Appili intangible assets to adjust it to its preliminary estimated fair value and an increase of $762 to the accumulated amortization. Intangibles assets acquired include licences and intellectual property rights to research and development activities of Appili.

(c) Goodwill

Reflects an increase of $126,255 and $8,594 of goodwill as a result of the preliminary purchase price allocation of Evofem Transaction and Appili Transaction, respectively. Goodwill is not amortized and is not currently assumed to be deductible for tax purposes. Goodwill could materially change based on changes in estimates in the fair value of the assets acquired, and liabilities assumed.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

5	Pro Forma Adjustments in Connection with the Transactions (continued)

(d) Investment in Evofem

Reflects a decrease of $23,277 in Investment in Evofem for the elimination of cost of investment in Evofem on consolidation.

(e) Current Liabilities

Accounts payable and accrued expenses: Reflects an increase of $2,600 for transaction costs associated with Evofem Transaction and Appili Transaction.

Convertible notes payable carried at fair value: Reflects a decrease of $13,239 to reflect the settlement of the notes in conjunction with the close of the transaction.

Convertible notes payable – Adjuvant: Reflects a decrease of $29,646 to reflect the settlement of the notes in conjunction with the close of the transaction.

Derivative liabilities: Reflects a decrease of $942 to reflect the settlement of the liability in conjunction with the close of the transaction.

Other current liabilities – related party: On or about May 2, 2024, in connection with a certain Reinstatement and Fourth Amendment to Merger Agreement dated as of May 2, 2024, Aditxt initiated a wire transfer to Evofem to an account previously designated by Evofem in the amount of $1,000, which is disclosed in the Investment in Evofem balance on Aditxt’s consolidated balance sheets. The decrease to this line item is related to eliminating this amount upon consolidation.

(f) Mezzanine Equity

Convertible and redeemable preferred stock: Reflects an increase of $70,751 for the issuance of convertible preferred stock for the Evofem Transaction and $4,687 decrease on elimination of convertible preferred stock of Evofem on consolidation.

(g) Total Equity

Common stock: Reflects the elimination of $8 for the common stock of Evofem.

Additional paid-in capital: Reflects an increase of $20,486 for the issuance of common stock in connection with the Appili Transaction, a $44,719 decrease on elimination of Appili paid-in-capital and a $823,709 decrease on elimination of Evofem paid-in-capital on consolidation.

Accumulated other comprehensive income (loss) adjustment: Reflects a decrease of $260 on elimination of currency translation adjustment on consolidation of Appili and an increase of $781 upon elimination of comprehensive loss of Evofem.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the six months ended June 30, 2024

5	Pro Forma Adjustments in Connection with the Transactions (continued)

Accumulated deficit: Reflects a $892,251 and $54,028 decrease in accumulated deficit to eliminate historical retained loss of Evofem and Appili, respectively, $586 increase in amortization expense for intangible assets relating to Appili, and $2,600 increase for transaction costs associated with the Appili Transaction and Evofem Transaction.

(h) The unaudited Pro Forma Consolidated Statement of Earnings is also adjusted as follows:

●	Increase amortization expense by $293 for amortization of the intangible assets recorded at fair value for the six months ended June 30, 2024.

●	Decrease to loss on issuance of financial instruments of $3,300 for the six months ended June 30, 2024 to remove the impact of issuances of purchase rights due to a down-round related to instruments that would have been extinguished as a requirement of the Evofem closing.

●	Decrease to gain on debt extinguishment of $1,120 for the six months ended June 30, 2024 to remove the impact of the debt extinguishment related to an instrument that would have been extinguished as a requirement of the Evofem closing.

●	Decrease to change in fair value of financial instruments of $4,127 for the six months ended June 30, 2024 to remove the impact of fair value adjustments related to instruments that would have been extinguished as a requirement of the Evofem closing.

●	Elimination of $94 related to the Evofem deemed dividend on instruments that would have been extinguished as a requirement of the Evofem closing.